UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

THE MADISON SQUARE GARDEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Penn Plaza New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 9, 2016, The Madison Square Garden Company (the “Company”) held its annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 27, 2016. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the four directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Frank J. Biondi, Jr.	15,954,485	274,256	1,122,121
Richard D. Parsons	14,400,534	1,828,207	1,122,121
Nelson Peltz	13,501,996	2,726,745	1,122,121
Scott M. Sperling	14,981,273	1,247,468	1,122,121

The Company’s Class B stockholders elected the ten directors listed below to the Board of Directors. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
James L. Dolan	45,295,170	0	0
Charles F. Dolan	45,295,170	0	0
Charles P. Dolan	45,295,170	0	0
Kristin A. Dolan	45,295,170	0	0
Marianne Dolan Weber	45,295,170	0	0
Thomas C. Dolan	45,295,170	0	0
Brian G. Sweeney	45,295,170	0	0
Wilt Hildenbrand	45,295,170	0	0
Alan D. Schwartz	45,295,170	0	0
Vincent Tese	45,295,170	0	0

2.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
62,498,824	143,181	4,027	0

3.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the Company’s 2015 Employee Stock Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
56,478,910	3,656,483	1,388,518	1,122,121

4.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the Company’s 2015 Cash Incentive Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
60,953,846	562,080	7,985	1,122,121

5.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved the Company’s 2015 Stock Plan for Non-Employee Directors. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
61,018,587	497,065	8,259	1,122,121

6.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
54,766,349	5,358,915	1,398,657	1,122,121

7.	The Company’s Class A stockholders and Class B stockholders, voting together as a single class, voted on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
49,338,145	14,007	12,152,825	18,934	1,122,121

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MADISON SQUARE GARDEN COMPANY (Registrant)

By:	/s/ Lawrence J. Burian
	Name:	Lawrence J. Burian
	Title:	Executive Vice President, General Counsel & Secretary

Dated: December 13, 2016

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